UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 100503
Birmingham, Alabama  35210
(Address of principal executive offices) (zip code)

(205) 951-4012
(Registrant's telephone number, including area code)

101 South Stratford Road
Winston-Salem, North Carolina  27104
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.
On January 28, 2013, Triad Guaranty Inc. (the "Company") issued a press release announcing that, effective immediately, the Company's principal business office has moved.  The Company's new principal business address is:
Triad Guaranty Inc.
P.O. Box 100503
Birmingham, Alabama 35210

Additionally, the Company announced the filing of a Form 15 by the Company with the Securities and Exchange Commission to voluntarily deregister its common stock under the Securities Exchange Act of 1934.   The Company is eligible to deregister its common stock because it had fewer than 300 holders of record of its common stock at the beginning of its current fiscal year.

A copy of the press release is furnished hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Triad Guaranty Inc. dated January 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

January 28, 2013	/s/ William T. Ratliff, III
William T. Ratliff, III Chairman and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Triad Guaranty Inc. dated January 28, 2013.